UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

287 Bowman Ave., 2nd Floor, Purchase, NY	10577

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 510-9385

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Brantley Capital Corporation (OTC: BBDC) today announced certain recent developments, as reflected in a News Release issued February 9, 2007.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the News Release, included as Exhibit 99.1 and Exhibit 99.2 to this filing. Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Exhibits
99.1 Press Release dated February 9, 2007.
99.2 Copy of Complaint filed February 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	BRANTLEY CAPITAL CORPORATION
	By:	/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board